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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004


                               LECTEC CORPORATION
             (Exact name of registrant as specified in its charter)


         Minnesota                        0-16159                 41-1301878
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
       incorporation)                                        Identification No.)


               10701 Red Circle Drive, Minnetonka, Minnesota 55343 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (952) 933-2291


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 7, 2004, LecTec Corporation, a Minnesota corporation ("LecTec"), entered into a purchase of capital equipment agreement, (the "Agreement"), with Novartis Consumer Health, Inc., a Delaware corporation ("Novartis"). Under the Agreement, Novartis ("Buyer") shall pay LecTec ("Seller") the contract price of $733,100 in exchange for LecTec's hydrogel coating and therapeutic converting machinery and equipment. The contract price is based upon Buyer taking delivery of the equipment at Seller's facility which shall be deemed to have occurred when Buyer's representatives or employees begin dismantling the equipment for shipment. Seller must take delivery of the equipment no later than December 20, 2004 and the equipment must be removed from Seller's facility no later than December 30, 2004. Payments shall be made upon Buyer's receipt of a correct invoice as follows: 50% down payment upon execution of the Agreement and 50% payment within ten (10) days of equipment delivery to Buyer at Seller's facility (as defined above) but, in any case, no later than December 30, 2004. The Agreement does not require Seller to install the equipment at Buyer's facility. The Agreement contains customary representations and warranties of the parties. The Agreement also calls for the Seller to provide to Buyer any documentation, spare parts, and software related to the equipment being purchased. Novartis is LecTec's only remaining contract manufacturing customer. In July of this year, the Company executed a new supply and licensing agreement with Novartis in conjunction with the wind down of the Company's manufacturing operations which will cease by the end of 2004.

         A Form 8-K reporting the closing of the sale under Item 2.01 will be filed within four business days after the closing, and a copy of the Agreement will be filed as an exhibit to that Form 8-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2004




                                          LECTEC CORPORATION


                                          /s/ Timothy P. Fitzgerald
                                          --------------------------------------
                                          Timothy P. Fitzgerald
                                          Chief Executive Officer and President



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